UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021

NextCure, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38905	47-5231247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 Virginia Manor Road, Suite 200 Beltsville, Maryland	20705
(Address of principal executive offices)	(Zip Code)

(240) 399-4900

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 14, 2021, NextCure, Inc. (“NextCure”) announced that Dr. Han Myint, MD, FACP, has been appointed to serve as NextCure’s chief medical officer. In this role, Dr. Myint will oversee the clinical development of key products in NextCure’s product pipeline.

Before joining NextCure, Dr. Myint served as chief medical officer at NexImmune Inc., a clinical-stage biotechnology company developing unique approaches to T cell immunotherapies. Prior to NexImmune, he was Vice President of Global Medical Affairs and the Myeloid Diseases Lead at Celgene (a Bristol Myers Squibb Company). His work in myeloid diseases at Celgene contributed to a number of Food and Drug Administration approvals, successful product launches and high-impact publications. Prior to joining the biopharmaceutical industry, Dr. Myint practiced medicine, specializing in hematological oncology, and conducted clinical and laboratory research at multiple academic institutions in the United Kingdom and the United States, including Rush University Medical Center in Chicago and the University of Colorado, Denver. As Professor of Medicine, Dr. Mynt built a Foundation for the Accreditation of Cellular Therapy-accredited and Center of Excellence-designated stem cell transplant program at the University of Colorado, Denver. Dr. Myint graduated from the Institute of Medicine in Yangon, Myanmar with a MBBS degree and subsequently emigrated to the United Kingdom for postgraduate training in internal medicine, followed by training in hematology.

A copy of NextCure’s press release announcing Dr. Myint’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of NextCure, Inc. dated January 14, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTCURE, Inc.
Date: January 14, 2021
/s/ Steven P. Cobourn
Steven P. Cobourn
Chief Financial Officer